UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 9, 2014

Education Realty Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32417	20-1352180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 South Shady Grove Road, Suite 600 Memphis, Tennessee	38120
(Address of Principal Executive Offices)	(Zip Code)

901-259-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On September 9, 2014, Education Realty Trust, Inc. (the “Company”) issued a press release announcing: (1) the promotion of Christine Richards to Executive Vice President and Chief Operating Officer from Senior Vice President and Chief Operating Officer, effective immediately; (2) a pre-leasing update for the 2014/2015 academic school year; and (3) the release of an investor presentation in connection with upcoming investor meetings.

The terms of Mrs. Richards’ employment agreement previously filed with the SEC have not yet been amended. The Company anticipates amending the terms of her employment agreement effective January 1, 2015.

Same-community preleasing occupancy was 96.2% for the 2014/2015 academic year, compared to 94.0% in the prior year. The Company continues to project a 2.0% increase in same-community net rental rates.

Copies of the press release and the investor presentation are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and will be posted to the Company’s Web site.

This Form 8-K, including the press release and the Investor Presentation, contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management’s views and assumptions regarding future events and business performance as of the time the statements are made. Actual results may differ materially from those expressed or implied. Information concerning factors that could cause actual results to differ materially from those in forward-looking statements is contained from time to time in the Company’s filings with the Securities and Exchange Commission. Such forward-looking statements speak only as of the date that they are made, and the Company undertakes no obligation to update or revise any forward-looking statement, except as required by law.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in this Current Report on Form 8-K (including Exhibits 99.1 and 99.2 hereto), shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated September 9, 2014
99.2	Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDUCATION REALTY TRUST, INC.

Date: September 9, 2014	By:	/s/ Edwin B. Brewer, Jr.
Edwin B. Brewer, Jr. Chief Financial Officer and Executive Vice President

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated September 9, 2014
99.2	Investor Presentation